MANAGED PORTFOLIO SERIES
(the “Trust”)

Tortoise MLP & Pipeline Fund
Tortoise Energy Evolution Fund
Tortoise MLP & Energy Income Fund
Tortoise MLP & Energy Infrastructure Fund
(together, the “Funds”)

Supplement dated May 14, 2020, to the Prospectus dated March 30, 2020
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Effective May 14, 2020, the following change is made to the Funds’ Prospectus:

The language under “Purchases through Financial Intermediaries” on page 60 of the Prospectus is revised as follows:

Purchases through Financial Intermediaries
For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them. Financial intermediaries may sell Institutional Class shares for less than the stated investment minimum for Institutional Class shares provided they have an agreement in place authorizing them to do so.

If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

This supplement should be retained with your Prospectus for future reference.